                                   EXHIBIT 6

                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY

                       FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 24, 1997.



/s/ Burton Schildhouse                        Secretary, Treasurer and Director
----------------------                        ---------------------------------
Signature                                     Position(s) with the Company


Burton Schildhouse
------------------
Print or Type Name

                               POWER OF ATTORNEY

                       FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on
               , 1997.
---------------


/s/Arthur Aaronson                               Director
------------------                               ----------------------------
Signature                                        Position(s) with the Company


Arthur Aaronson
------------------
Print or Type Name

                               POWER OF ATTORNEY

                       FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on
               , 1997.
---------------


/s/James S. Koroloff                            Director
--------------------                            ----------------------------
Signature                                       Position(s) with the Company


James S. Koroloff
------------------
Print or Type Name

                               POWER OF ATTORNEY

                       FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 22, 1997.



/s/ Donald S. Franklin                             Director
----------------------                             ----------------------------
Signature                                          Position(s) with the Company



Donald S. Franklin
------------------
Print or Type Name